UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California    90012
(Address of principal executive offices)                   (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On May 28, 2024, Cathay General Bancorp (the “Company”) issued a press release announcing that the Company’s board of directors has adopted a new share repurchase program authorizing the Company to repurchase up to $125,000,000 of the Company’s common stock. The share repurchases may be made from time to time on the open market or in privately negotiated transactions. The timing, price and volume of the share repurchases will be determined by the Company’s management based on its evaluation of market conditions, relevant securities laws and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which if adopted would allow stock repurchases when the Company might otherwise be precluded from doing so under insider trading laws. The share repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. As of the date of the press release, the Company has approximately 72,813,413 shares of common stock outstanding.

The information in this Form 8-K and the exhibit attached to this Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and are subject to a number of factors that could cause actual events to differ materially from those anticipated, including without limitation fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the Company’s financial performance, market conditions generally or modification, extension or termination of the share repurchase authorization by the board of directors. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. The Company cautions you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. You should consider the above uncertainties as well as the precautionary statements included in the Company’s filings with the SEC, including without limitation the “risk factors” section of its Form 10-K. Any forward-looking statement speaks only as to the date on which it is made, and the Company undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Cathay General Bancorp, dated May 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2024
CATHAY GENERAL BANCORP

	By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer